                                                                      EXHIBIT 21

                          SUBSIDIARIES OF CMGI, INC.
                            As of October 26, 2001

-------------------------------------------------------------------------------------------------------------
                                   Name                                        Jurisdiction of Organization
-------------------------------------------------------------------------------------------------------------
Maktar Limited                                                                           Ireland
-------------------------------------------------------------------------------------------------------------
CMGI Asia Limited                                                                       Hong Kong
-------------------------------------------------------------------------------------------------------------
     Lippri Limited                                                                      Ireland
-------------------------------------------------------------------------------------------------------------
         CMGI EuroUSA S.L.                                                                Spain
-------------------------------------------------------------------------------------------------------------
         CMGI France S.A.S                                                                France
-------------------------------------------------------------------------------------------------------------
         CMGI Germany GmbH                                                               Germany
-------------------------------------------------------------------------------------------------------------
         CMGI Italia S.r.l.                                                               Italy
-------------------------------------------------------------------------------------------------------------
         CMGI Netherlands B.V.                                                         Netherlands
-------------------------------------------------------------------------------------------------------------
         CMGI Sweden A.B.                                                                 Sweden
-------------------------------------------------------------------------------------------------------------
         CMGI EuroHolding Limited                                                   England and Wales
-------------------------------------------------------------------------------------------------------------
            CMGI (UK) Limited                                                       England and Wales
-------------------------------------------------------------------------------------------------------------
            CMGI Europe Limited                                                     England and Wales
-------------------------------------------------------------------------------------------------------------
AltaVista Company                                                                        Delaware
-------------------------------------------------------------------------------------------------------------
     Shopping.com                                                                       California
-------------------------------------------------------------------------------------------------------------
     Transium Corporation                                                                Delaware
-------------------------------------------------------------------------------------------------------------
     Raging Bull, Inc.                                                                   Delaware
-------------------------------------------------------------------------------------------------------------
     AltaVista Internet Holding Ltd.                                                     Ireland
-------------------------------------------------------------------------------------------------------------
         AltaVista Internet Operations Ltd.                                              Ireland
-------------------------------------------------------------------------------------------------------------
         AltaVista Internet Solutions Limited                                            Ireland
-------------------------------------------------------------------------------------------------------------
            AltaVista AB                                                                  Sweden
-------------------------------------------------------------------------------------------------------------
CMG Securities Corporation                                                            Massachusetts
-------------------------------------------------------------------------------------------------------------
CMG @ Ventures Capital Corporation                                                       Delaware
-------------------------------------------------------------------------------------------------------------
CMG @ Ventures Securities Corporation                                                    Delaware
-------------------------------------------------------------------------------------------------------------
CMG @ Ventures, Inc.                                                                     Delaware
-------------------------------------------------------------------------------------------------------------
CMG @ Ventures I, LLC                                                                    Delaware
-------------------------------------------------------------------------------------------------------------
CMG @ Ventures II, LLC                                                                   Delaware
-------------------------------------------------------------------------------------------------------------
CMG @ Ventures III, LLC                                                                  Delaware
-------------------------------------------------------------------------------------------------------------
CMGI @ Ventures IV, LLC                                                                  Delaware
-------------------------------------------------------------------------------------------------------------
CMG @ Ventures Expansion, LLC                                                            Delaware
-------------------------------------------------------------------------------------------------------------
CMGion, Inc.                                                                             Delaware
-------------------------------------------------------------------------------------------------------------
     CMGion North America, Inc.                                                          Delaware
-------------------------------------------------------------------------------------------------------------
     CMGion Securities Corporation                                                       Delaware
-------------------------------------------------------------------------------------------------------------
     Fredmay Limited                                                                     Ireland
-------------------------------------------------------------------------------------------------------------
     Alyked Limited                                                                      Ireland
-------------------------------------------------------------------------------------------------------------
     Rayken Limited                                                                      Ireland
-------------------------------------------------------------------------------------------------------------
Engage, Inc.                                                                             Delaware
-------------------------------------------------------------------------------------------------------------
     Engage Securities Corporation                                                    Massachusetts
-------------------------------------------------------------------------------------------------------------
     Engage Acquisition Corp.                                                         Cayman Islands
-------------------------------------------------------------------------------------------------------------
         Space Media Holdings Limited                                             British Virgin Islands
-------------------------------------------------------------------------------------------------------------
     Engage Australia Pty Limited                                                       Australia
-------------------------------------------------------------------------------------------------------------
     Engage Canada Holdings Corp.                                                        Delaware
-------------------------------------------------------------------------------------------------------------
         Engage Canada Company                                                            Canada
-------------------------------------------------------------------------------------------------------------
     Engage Canada Holdings II Corp.                                                     Delaware
-------------------------------------------------------------------------------------------------------------
     Engage France SAS                                                                    France
-------------------------------------------------------------------------------------------------------------
     Engage Italia srl                                                                    Italy
-------------------------------------------------------------------------------------------------------------
     Engage Sverige AB                                                                    Sweden
-------------------------------------------------------------------------------------------------------------
     Engage Technologies Japan                                                            Japan
-------------------------------------------------------------------------------------------------------------
     Engage Technologies Limited (UK)                                               England and Wales
-------------------------------------------------------------------------------------------------------------
     Engage Technologies GmbH                                                            Germany
-------------------------------------------------------------------------------------------------------------
     MediaBridge Technologies, Inc.                                                      Delaware
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                   Name                                        Jurisdiction of Organization
-------------------------------------------------------------------------------------------------------------
          MediaBridge UK Limited                                                    England and Wales
-------------------------------------------------------------------------------------------------------------
          Midsystems UK Limited                                                     England and Wales
-------------------------------------------------------------------------------------------------------------
Equilibrium Technologies, Inc.                                                           Delaware
-------------------------------------------------------------------------------------------------------------
MyWay.com Corporation                                                                    Delaware
-------------------------------------------------------------------------------------------------------------
     Zip2 Corp.                                                                         California
-------------------------------------------------------------------------------------------------------------
NaviPath, Inc.                                                                           Delaware
-------------------------------------------------------------------------------------------------------------
     GeoDial Company                                                                      Canada
-------------------------------------------------------------------------------------------------------------
NaviSite, Inc.                                                                           Delaware
-------------------------------------------------------------------------------------------------------------
     ClickHear, Inc.                                                                     Delaware
-------------------------------------------------------------------------------------------------------------
     NaviSite UK, LTD                                                               England and Wales
-------------------------------------------------------------------------------------------------------------
SalesLink Corporation                                                                    Delaware
-------------------------------------------------------------------------------------------------------------
     Pacific Direct Marketing Corporation                                                California
-------------------------------------------------------------------------------------------------------------
     SalesLink DE Mexico Holding Corp.                                                    Delaware
-------------------------------------------------------------------------------------------------------------
          SalesLink de Mexico, S. de R.L. de C.V.                                          Mexico
-------------------------------------------------------------------------------------------------------------
   InSolutions Incorporated                                                               Delaware
-------------------------------------------------------------------------------------------------------------
          TwinSolutions LLC                                                              California
-------------------------------------------------------------------------------------------------------------
   On-Demand Solutions, Inc.                                                           Massachusetts
-------------------------------------------------------------------------------------------------------------
Shortbuzz LLC                                                                            Delaware
-------------------------------------------------------------------------------------------------------------
Tallan, Inc.                                                                             Delaware
-------------------------------------------------------------------------------------------------------------
uBid, Inc.                                                                               Delaware
-------------------------------------------------------------------------------------------------------------
   Bondai Limited                                                                        Ireland
-------------------------------------------------------------------------------------------------------------
          Brentgrove Limited                                                             Ireland
-------------------------------------------------------------------------------------------------------------
yesmail.com, inc.                                                                        Delaware
-------------------------------------------------------------------------------------------------------------